SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


               Date of Report:  May 18, 1999
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              (4) Amended and restated credit agreement among the registrant,
                  John Deere Capital Corporation, various financial institutions and The Chase Manhattan Bank, Bank of America National Trust and Savings Association, Deutsche Bank AG New York Branch, The Toronto-Dominion Bank, as Managing Agents dated as of February 23, 1999

             (99) Press release and additional information

                           Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ Frank S. Cottrell
                                   ----------------------------
                                   Frank S. Cottrell, Secretary


Dated:  May 18, 1999

                         Exhibit Index



                                                    Sequential
Number and Description of Exhibit                   Page Number


(4)   Amended and restated credit agreement            Pg. 5
      among the registrant, John Deere Capital
      Corporation, various financial
      institutions and The Chase Manhattan Bank,
      Bank of America National Trust and Savings
      Association, Deutsche Bank AG New York
      Branch, The Toronto-Dominion Bank, as
      Managing Agents dated as of
      February 23, 1999

(99)  Press release and additional information         Pg. 140


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